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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 22, 1999


                            ReliaStar Financial Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                     0-10640                           41-1620373
(State of Incorporation)    (Commission file number)    (I.R.S. Employer Identification No.)

       20 Washington Avenue South
         Minneapolis, Minnesota                                       55401
(Address of principal executive offices)                            (Zip Code)


                                 (612) 372-5432
                         (Registrant's telephone number)


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Item 5.  Regular Analysts Meeting
         ------------------------

         On September 22, 1999, ReliaStar Financial Corp. conducted a regularly scheduled on-site meeting with securities analysts. A summary of material distributed to those who attended the meeting is filed as an exhibit to, and incorporated by reference in, this report.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

Exhibit

99. Summary of ReliaStar Financial Corp. September 22, 1999 Analysts' Briefing Book.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  RELIASTAR FINANCIAL CORP.


  Date:  September 22, 1999       By: /s/ Richard R. Crowl
                                     ----------------------------------------
                                     Richard R. Crowl, Senior Vice President,
                                       General Counsel, and Secretary